Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 2nd day of April, 2004, by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (“American Tire”), THE SPEED MERCHANT, INC., a California corporation (“Speed Merchant”), T.O. HAAS HOLDING CO., INC., a Nebraska corporation (“Haas Holding”), T.O. HAAS TIRE COMPANY, INC., a Nebraska corporation (“Haas Tire”; American Tire, Speed Merchant, Haas Holding and Haas Tire are collectively referred to herein as “Borrowers” and individually as a “Borrower”), the various financial institutions listed on the signature pages hereto (“Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (together with its successors in such capacity, “Syndication Agent”), THE CIT GROUP/BUSINESS CREDIT, INC., as documentation agent (together with its successors in such capacity, “Documentation Agent”), and FLEET CAPITAL CORPORATION, as administrative and collateral agent for the Lenders (together with its successors and assigns in such capacity, “Administrative Agent”).

Recitals:

     Borrowers, Administrative Agent, Syndication Agent, Documentation Agent and Lenders are parties to a certain Third Amended and Restated Loan and Security Agreement dated as of March 19, 2004 (as at any time amended, modified, supplemented or restated, the “Loan Agreement”) pursuant to which Lenders have made certain revolving credit loans to Borrowers.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

     (a) By deleting the reference to “Section 10.3” that is contained in the first sentence of Section 6.1(j)of the Loan Agreement and by substituting a new reference to “Section 10.3(a)” in lieu thereof.

     (b) By deleting Section 10.3 of the Loan Agreement and by substituting the following new Section 10.3 in lieu thereof:

     Section 10.3 Officer’s Certificates.

     (a) On a quarterly basis at the time that the Borrowers furnish the financial statements pursuant to Section 10.1(b) for any Fiscal Month that is the last Fiscal Month of a Fiscal Quarter (other than a Fiscal Quarter that is the last Fiscal Quarter of a Fiscal Year) and on an annual basis at the time that the Borrowers furnish the financial statements pursuant to Section 10.1(a), a certificate of the President of American Tire or of a Financial Officer, in substantially the form attached hereto as Exhibit D-1,

     (i) setting forth as of the end of each Fiscal Quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not the Borrowers were in compliance with the requirements of Sections 11.1, 11.2, 11.4, 11.5 and 11.6 as at the end of each respective period and the calculations necessary to determine the Leverage Ratio as at the end of each respective period,

     (ii) stating that the information on the schedules to this Agreement (insofar as it relates to the transactions provided for herein, the ability of the Borrower to repay the Secured Obligations, or any of the Collateral) is true and correct in all material respects as of the date of such certificate, except (A) to the extent such information is made exclusively with reference to an earlier date or (B) any modifications to the information on such schedules are as a result of changes in the nature of a Borrower’s or, if applicable, any of its Subsidiaries’ business or operations that may occur after the date hereof in the ordinary course of business of such Borrower or Subsidiary so long as the Administrative Agent has (or, if otherwise required by the terms of this Agreement, the Required Lenders or all the Lenders have) consented to such changes or such changes are not violative of any provision of this Agreement, and

     (iii) stating that, based on a reasonably diligent examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default;

     (b) On a monthly basis at the time that the Borrowers furnish the financial statements pursuant to Section 10.1(b) (other than a Fiscal Month that is the last Fiscal Month of a Fiscal Quarter or is the last Fiscal Month of a Fiscal Year), a certificate of the President of American Tire or of a Financial Officer, in substantially the form attached hereto as Exhibit D-2,

     (i) stating that, based on a reasonably diligent examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default; and

     (ii) certifying that such financial statements fairly present the financial condition and results of operations of the Borrowers (subject to normal year-end audit adjustments) for the applicable period.

     (c) By deleting Exhibit D to the Loan Agreement and by substituting in lieu thereof Exhibit D-1 and Exhibit D-2 attached to this Amendment.

     3. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Secured Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

     4. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Secured Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); and the security interests and liens granted by each Borrower in favor of Administrative Agent, for the benefit of itself as Administrative Agent and the other Secured Parties, are duly perfected, first priority security interests and liens.

     5. Representations and Warranties. Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof, and the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower.

     6. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

     7. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

     8. Expenses of Agents and Lenders. Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agents and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agents’ and Lenders’ legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     9. Effectiveness: Governing Law. This Amendment shall be effective upon acceptance by Agents and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

     10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     12. Counterparts: Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     13. Further Assurances. Each Borrower agrees to take such further actions as Agents and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     14. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     15. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

Attest:	AMERICAN TIRE DISTRIBUTORS, INC.

/s/ J. Michael Gaither	By:	/s/ Scott A. Deininger

J. Michael Gaither, Secretary		Scott A. Deininger, Senior Vice President Finance and Administration and Treasurer
[Corporate Seal]

Attest:	THE SPEED MERCHANT, INC.

/s/ J. Michael Gaither	By:	/s/ Scott A. Deininger

J. Michael Gaither, Secretary		Scott A. Deininger, Vice President and Treasurer
[Corporate Seal]

Attest:	T.O. HAAS HOLDING CO., INC.

/s/ J. Michael Gaither	By:	/s/ Scott A. Deininger

J. Michael Gaither, Secretary		Scott A. Deininger, Vice President and Treasurer
[Corporate Seal]

Attest:	T.O. HAAS TIRE COMPANY, INC.

/s/ J. Michael Gaither	By:	/s/ Scott A. Deininger

J. Michael Gaither, Secretary		Scott A. Deininger, Vice President and Treasurer
[Corporate Seal]

[Signatures continued on following page.]

AGENTS AND LENDERS:

FLEET CAPITAL CORPORATION, as Administrative Agent and as a Lender

By:	/s/ STEPHEN Y. McGEHEE

	Name:	STEPHEN Y. McGEHEE

	Title:	SENIOR VICE PRESIDENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ JOHN T. TRAINOR

	Name:	JOHN T. TRAINOR

	Title:	DIRECTOR

THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent and as a Lender

By:	/s/ JOHN THOMAS

	Name:	JOHN THOMAS

	Title:	ASSISTANT VICE PRESIDENT

STANDARD FEDERAL BANK NATIONAL ASSOCIATION, formerly known as Michigan National Bank, as successor in interest to Mellon Bank, N.A., as a Lender

By:	LASALLE BUSINESS CREDIT, LLC, its agent

By:	/s/ ROGER D. ATTIX

	Name:	ROGER D. ATTIX

	Title:	VP

TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ WILLIAM H. DOOLITTLE

	Name:	WILLIAM H. DOOLITTLE

	Title:	DULY AUTHORIZED SIGNATORY

EXHIBIT D-1

FORM OF COMPLIANCE CERTIFICATE
(Quarterly/Annual)

     The undersigned,                                    , the                                     of American Tire Distributors, Inc., a Delaware corporation (the “Corporation”), hereby certifies to the Administrative Agent under and as defined in the Third Amended and Restated Loan and Security Agreement dated as of March 19, 2004 (as amended and in effect from time to time, the “Loan Agreement”), in accordance with the provisions of Section 10.3(a) of the Loan Agreement, that:

     1. As of                                     [date of last day of Fiscal Quarter or Fiscal Year], the Borrowers were/were not in compliance with the covenants set forth in Sections 11.1, 11.2, 11.4, 11.5 and 11.6 of the Loan Agreement, as detailed on the worksheet attached hereto as Exhibit A.

     2. All Schedules to the Loan Agreement are correct and accurate as of the date hereof after taking into account the revised and/or supplemental information reflected on the Schedules attached hereto as Exhibit B.

     3. Based on an examination sufficient to enable me to make an informed statement, no Default or Event of Default exists as of the date hereof [other than:1].

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of                  , 200_.

Title:

[1]	Specify such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default.

EXHIBIT D-1

FORM OF COMPLIANCE CERTIFICATE
(Monthly)

     The undersigned,                                 , the                                  of American Tire Distributors, Inc., a Delaware corporation (the “Corporation”), hereby certifies to the Administrative Agent under and as defined in the Third Amended and Restated Loan and Security Agreement dated as of March 19,2004 (as amended and in effect from time to time, the “Loan Agreement”), in accordance with the provisions of Section 10.3(b) of the Loan Agreement, that:

     1. The attached financial statements fairly present the financial condition and results of operations of the Borrowers (subject to normal year-end audit adjustments) for the applicable period.

     2. Based on an examination sufficient to enable me to make an informed statement, no Default or Event of Default exists as of the date hereof [other than:1].

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of                 ,200     .

Title:

[1]	Specify such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default.